UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2023

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 W 57th St, #33B

New York, New York 10019

(Address of Principal Executive Offices)

972- 4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 11, 2023, DarioHealth Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The final voting results of the 2023 Annual Meeting are set forth below. Stockholders voted on the following proposals:

Proposal No. 1 — Election of Directors.

The stockholders elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

Director Name	For	Against	Abstain	Broker Non-Votes
Hila Karah	10,656,884	1,840,916	28,893	5,555,025

Dennis Matheis	12,272,664	224,607	29,423	5,555,024

Dennis M. McGrath	10,630,026	1,867,764	28,903	5,555,025

Erez Raphael	12,349,334	167,143	10,216	5,555,025

Yoav Shaked	10,616,884	1,856,191	53,618	5,555,025

Jon Kaplan	12,327,010	170,791	28,893	5,555,024

Adam K. Stern	12,292,879	181,479	52,335	5,555,025

Proposal No. 2 — Ratification of Auditors.

The stockholders ratified the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain
17,523,243	497,398	61,077

Proposal No. 3 — Issuance of Dividend Shares to Holders of Series B-2 Convertible Preferred Stock

The stockholders approved the issuance of certain dividend shares to executives and officers of the Company that hold Series B-2 Convertible Preferred Stock. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain	Broker Non-Votes
12,283,574	230,691	12,428	5,555,024

Proposal No. 4 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved the compensation of the Company’s named executive officers. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain	Broker Non-Votes
8,934,199	2,952,539	639,955	5,555,025

Proposal No. 5 — Frequency of Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved three (3) years as the frequency to hold a non-binding, advisory vote relating to the compensation of the Company’s named executive officers. The votes were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,770,310	116,872	5,949,982	689,529	5,555,024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2023	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary